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                                                               EXHIBIT 10.22 (f)

                                 AMENDMENT NO. 5
                                       TO
                          MERGER AND PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO MERGER AND PURCHASE AGREEMENT (the "Fifth Amendment") is made as of the 21st day of May, 1999, among Union Pacific Resources Company, a Delaware corporation, Duke Energy Fuels, LP, now a wholly owned entity of Buyer, and Duke Energy Field Services, Inc., a Colorado corporation.

         WHEREAS, the parties heretofore entered into a Merger and Purchase Agreement dated November 20, 1998, which was amended by the Amendment No. 1 dated as of February 1, 1999, Amendment No. 2 dated as of March 5, 1999, Amendment No. 3 dated as of March 30, 1999, and Amendment No. 4 dated as of March 30, 1999 (collectively, the "Amended Agreement") (capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Amended Agreement);

         WHEREAS, the parties hereto desire to amend the Amended Agreement as described below by entering into this Fifth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         1. Schedule 7.08(a) and 7.08(d) are hereby amended and restated in their entirety as attached hereto.

         2. This Fifth Amendment is executed, and shall be considered, as an amendment to the Amended Agreement and shall form a part thereof, and the provisions of the Amended Agreement, as amended by this Fifth Amendment, are hereby ratified and confirmed in all respects.

         3. This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This Agreement shall become binding only when each party hereto has executed and delivered to the other parties one or more counterparts.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Fifth Amendment or have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



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                              UNION PACIFIC RESOURCES COMPANY


                              By:      /s/ Joseph A. LaSala
                                 -------------------------------------------
                              Name:    Joseph A. LaSala
                              Title:   Vice President, General Counsel
                                       And Corporate Secretary


                              DUKE ENERGY FUELS, LP
                              By:  Fuels Holding Company Operating LLC
                              Its: General Partner



                              By: /s/ J.W. Mogg
                                 -------------------------------------------
                              Name:    J. W. Mogg
                              Title:   President and CEO



                              DUKE ENERGY FIELD SERVICES, INC.


                              By: /s/ J.W. Mogg
                                 -------------------------------------------
                              Name:    J. W. Mogg
                              Title:   President



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